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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 ---------------


                         DATE OF REPORT: MARCH 18, 2003



                                  FINDWHAT.COM
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    NEVADA                          0-27331                     88-0348835
(STATE OR OTHER               (COMMISSION FILE NO.)           (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                        5220 Summerlin Commons Boulevard
                            Fort Myers, Florida 33907
                                 (239) 561-7229
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)  Previous Independent Auditor

         (i) On March 18, 2003, FindWhat.com, a Nevada corporation (the "Company") issued a press release announcing that it had engaged Ernst & Young LLP ("Ernst & Young") as its independent auditors effective March 18, 2003. The Company dismissed Grant Thornton LLP ("Grant Thornton") as its independent auditors effective March 17, 2003. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

         (ii) The reports of Grant Thornton on the 2002 and 2001 financial statements of the Company contained no adverse opinion, disclaimer of opinion or modification of the opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         (iii) The decision to dismiss Grant Thornton was ratified by the Company's Audit Committee and approved by its Board of Directors.

         (iv) During the Company's two most recent fiscal years ending December 31, 2002 and 2001, and for the interim period beginning January 1, 2003 and ending March 17, 2003, there were no disagreements with Grant Thornton on any matter of accounting principles practices, financial statement disclosure, or auditing scope or procedure.

         (v) The Company has requested that Grant Thornton furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. The Company will file an amendment to this Form 8-K to include such letter upon receipt.

(b)  New Independent Auditors

         (i) The Company engaged Ernst & Young as its new independent auditors as of March 18, 2003. During the two most recent fiscal years and through March 18, 2003, the Company has not consulted with Ernst & Young regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and no written report or oral advice was provided to the Company by Ernst & Young as it relates to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.



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ITEM 7.   EXHIBITS.

         (C)      EXHIBITS.

             Exhibit No.                        Description

                 99 Press Release, dated March 18, 2003, entitled "FindWhat.com Engages Ernst & Young LLP as Its New Independent Auditor".



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FINDWHAT.COM


Date:  March 18, 2003                     By:   /s/ Phillip R. Thune
                                             ---------------------------------
                                             Chief Operating Officer and
                                             Chief Financial Officer


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                                  EXHIBIT INDEX

    Exhibit No.                          Description


        99 Press Release, dated March 18, 2003, entitled "FindWhat.com Engages Ernst & Young as Its New Independent Auditor".